                                                                     Exhibit 3.2

                    LETTER OF TRANSMITTAL AND ELECTION FORM

 for use by registered holders of Class A Shares and Class B Non-Voting Shares of

                         TRILON FINANCIAL CORPORATION


            THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 11:59 P.M.
    (LOCAL TIME) ON MAY 16, 2002 UNLESS THE OFFER IS EXTENDED OR WITHDRAWN.


   The Depositary (see back cover page for addresses and telephone numbers) or your broker or other financial advisor will assist you in completing this Letter of Transmittal. Shareholders whose Trilon Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in delivering those Trilon Shares.

   This Letter of Transmittal and Election Form (the "Letter of Transmittal"), properly completed and duly executed, together with all other required documents, must accompany certificates representing Class A Shares and Class B Non-Voting Shares (collectively, the "Trilon Shares") of Trilon Financial Corporation ("Trilon") deposited pursuant to the offer (the "Offer") dated April 11, 2002 made by Brascan Corporation ("Brascan" or the "Offeror") to holders of Trilon Shares. Shareholders whose Trilon Share certificates are not immediately available or who cannot cause their Trilon Share certificates and all other required documents to be delivered to the Depositary at or before the Expiry Time must deliver their Trilon Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer, "How to Tender Trilon Shares to the Offer - Procedure for Guaranteed Delivery".

   If you are a participant in Trilon's Dividend Reinvestment Plan (the "Plan"), you may tender to the Offer any whole Trilon Shares held in your account under the Plan ("Trilon Plan Shares") by checking the box on page two entitled "Election for Participants in Trilon's Dividend Reinvestment Plan". You should not make any elections for your Trilon Plan Shares, as the allocation of the consideration you elect to receive in this Letter of Transmittal for your deposited Trilon Shares will be applied to your Trilon Plan Shares (subject to pro ration). In addition, you are not required to submit share certificates in respect of your Trilon Plan Shares in order for your deposit and elections in respect thereof to be valid. Any requirement in this Letter of Transmittal to submit share certificates does not apply to Trilon Plan Shares.

   The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal which are defined in the Offer and Circular dated April 11, 2002 have the meanings set out therein.

   The Instructions accompanying this Letter of Transmittal should be read carefully before completing this Letter of Transmittal.

TO:BRASCAN CORPORATION
AND TO:CIBC MELLON TRUST COMPANY (the "Depositary")

   The undersigned delivers to you the enclosed certificate(s) for Trilon Shares and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for such Trilon Shares and hereby assigns all right, title and interest therein. The following are the details of the enclosed certificate(s):

--------------------------------------------------------------------------------
                             Name in which Trilon       Number of Trilon Shares
 Certificate Number         Shares are Registered               Deposited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       TOTAL
                                                             -------------------

      (If space is insufficient, please attach a list in the above form.)

       ELECTION FOR PARTICIPANTS IN TRILON'S DIVIDEND REINVESTMENT PLAN

 By checking the box below, the undersigned hereby irrevocably authorizes and directs CIBC Mellon Trust Company, as trustee under the Plan, to deliver and transmit to the Depositary by 11:59 p.m. (local time) on May 16, 2002, or by such later time and date to which the Offer is extended, unless the Offer is withdrawn by Offeror, any and all whole Trilon Plan Shares held by the undersigned pursuant to the Plan on behalf or for the benefit of the undersigned in order to tender such shares to the Offer.

 [_]Please check if you are a participant in the Plan.


   The undersigned hereby acknowledges receipt of the Offer and the accompanying Circular and represents and warrants that the undersigned has good and sufficient authority to deposit, sell and transfer the Trilon Shares represented by the enclosed certificate(s) and that when the same are accepted for payment by the Offeror, the Offeror will acquire good title thereto free from all liens, charges, encumbrances, claims and equities and in accordance with the following sentence. IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, subject only to the rights of withdrawal set out in the Offer, the undersigned hereby irrevocably accepts the Offer, on and subject to the terms and conditions of the Offer, and sells, assigns and transfers to Offeror all of the right, title and interest of the undersigned in and to the Trilon Shares registered in the name of the undersigned on the securities register maintained by or on behalf of Trilon and deposited pursuant to the Offer and purchased by Offeror (the "Purchased Trilon Shares") and in and to any and all dividends, distributions, payments, securities, rights, warrants, assets or other interests which may be declared, paid, issued, distributed, made or transferred on or in respect of the Purchased Trilon Shares or any of them on or after April 11, 2002 (collectively, "distributions"), as well as the right of the undersigned to receive any and all distributions. If, on or after April 11, 2002, Trilon should declare or pay any dividend or declare, make or pay any other distribution or payment on or declare, allot, reserve or issue any securities, rights or other interests with respect to the Purchased Trilon Shares, payable or distributable to the undersigned as a registered Shareholder on a date prior to the transfer to the name of Offeror or its nominee or transferee on the transfer registers of Trilon Shares deposited by the undersigned and accepted for payment pursuant to the Offer, then (i) in the case of cash dividends, distributions or payments, the amount of the dividends, distributions or payments shall be received and held by the undersigned for the account of Offeror until Offeror pays for such Purchased Trilon Shares, and to the extent that such dividends, distributions or payments do not exceed the purchase price per Share payable by Offeror pursuant to the Offer (the "Purchase Price per Share"), the Purchase Price per Share will be reduced by the amount of any such dividend, distribution or payment, and (ii) in the case of non-cash dividends, distributions, payments, rights or other interests, the whole of any such non-cash dividend, distribution, payment, right or other interest, and in the case of any cash dividends, distributions or payments in an amount that exceeds the Purchase Price per Share, the whole of any such cash dividend, distribution or payment, shall be received and held by the undersigned for the account of Offeror and shall be required to be promptly remitted and transferred by the undersigned to the Depositary for the account of Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, Brascan will be entitled to all rights and privileges as owner of any such dividend, distribution, payment, right or other interest and may withhold the entire purchase price payable by Brascan pursuant to the Offer or deduct from the purchase price payable by Brascan pursuant to the Offer the amount or value thereof, as determined by Brascan in its sole discretion.

   Brascan understands that, in light of the Offer, the board of directors of Trilon intends to declare a partial dividend of $0.10 per Trilon Share at its regular board meeting in April 2002. Brascan understands that the record date for this partial dividend will be during the Deposit Period. Notwithstanding the foregoing paragraph, Brascan will not reduce the purchase price to the extent that Shareholders receive Brascan Shares or Brascan Non-Cumulative Class A Preference Shares, Series 11 for their Trilon Shares under the Offer (including any cash to be paid in lieu of fractions of Brascan Shares or of Brascan Non-Cumulative Class A Preference Shares, Series 11 and including the $0.05 per Trilon Share to be paid along with Brascan Non-Cumulative Class A Preference Shares, Series 11).

   The undersigned hereby irrevocably constitutes and appoints J. Bruce Flatt and Brian D. Lawson, each of whom is a senior officer of Offeror, and each of them, and any other person designated by Offeror in writing, as the true and lawful agent, attorney and attorney-in-fact, and proxy of the undersigned with respect to the Purchased Trilon Shares and any distributions with full power of substitution (such power of attorney, being coupled with an interest, being irrevocable) to, in the name of, and on behalf of, the undersigned (a) register or record the transfer or cancellation of the Purchased Trilon Shares or any of them, and any distributions consisting of securities on the appropriate registers maintained by or on behalf of Trilon in such manner as the agent, attorney and attorney-in-fact, proxy or any of them may determine, or in the name of Offeror or such other person or persons as Offeror may specify; (b) for so long as any such Purchased Trilon Shares are registered or recorded in the name of the undersigned (whether they are now so registered or recorded), execute and deliver (provided the same is not contrary to applicable law) at any time and from time to time, as and when requested by Offeror, any instruments of proxy, authorization or consent in form and on terms satisfactory to Offeror in respect of any such Purchased Trilon Shares and distributions, and to designate in any such instruments of proxy any person or persons as the proxyholder of the undersigned in respect of such Purchased Trilon Shares and distributions; (c) except as provided in section 11 of the Offer, execute and negotiate any cheques or other instruments representing such distributions payable to or to the order of, or endorsed in favour of, the undersigned; and (d) exercise any rights of a holder of Purchased Trilon Shares and any distribution with respect to such Purchased Trilon Shares.

   The undersigned hereby revokes any and all other authority, whether as agent, attorney, attorney-in-fact, proxy or otherwise, hereinbefore conferred or agreed to be conferred by the undersigned at any time with respect to the Purchased Trilon Shares or any of them (and any and all distributions) and covenants that no subsequent authority, whether as agent, attorney, attorney-in-fact, proxy or otherwise, will be granted with respect thereto by or on behalf of the undersigned.

   The undersigned agrees not to vote any of the Purchased Trilon Shares, or distributions consisting of securities, at any meeting or meetings (whether annual, special or otherwise) of holders of Trilon Shares or distributions consisting of securities, or any and all of them, as the case may be, and any adjournment or adjournments thereof, and not to exercise any or all of the other rights or privileges attaching to any or all of the Purchased Trilon Shares or distributions consisting of securities, or otherwise act with respect thereto and agrees to execute and deliver to Offeror, provided the same is not contrary to applicable law, at any time and from time to time, as and when requested by, and at the expense of, Offeror any and all instruments of proxy, authorizations or consents in form and on terms satisfactory to Offeror in respect of any or all of the Purchased Trilon Shares, or distributions consisting of securities, and to designate in any such instruments of proxy the person or persons specified by Offeror as the proxy or the proxy nominee or nominees of the undersigned in respect of the Purchased Trilon Shares or distributions consisting of securities.

   The undersigned hereby agrees to execute all such documents, transfers and other assurances as may be necessary or desirable to effectively convey the Purchased Trilon Shares and distributions to Offeror.

   The undersigned waives any right to receive notice of purchase of the undersigned's deposited Purchased Trilon Shares.

   Each authority herein conferred or agreed to be conferred by the undersigned shall not be revoked by the death or any subsequent legal incapacity of the undersigned and all obligations of the undersigned herein shall be binding upon the heirs, personal representatives and successors of the undersigned. Except as stated in the Offer, this deposit is irrevocable.

   The authority herein conferred, coupled with an interest, is not intended to be a continuing power of attorney within the meaning of and governed by the Substitute Decisions Act (Ontario), or any similar power of attorney under equivalent legislation in any of the provinces or territories of Canada (a "CPOA"). The execution of this Letter of Transmittal shall not terminate any such CPOA granted by the undersigned previously and shall not be terminated by the execution by the undersigned in the future of a CPOA, and the undersigned hereby agrees not to take any action in future which results in the termination of the authority herein conferred.

   The undersigned hereby directs the Depositary to issue or cause to be issued a cheque or share certificates, as appropriate, in respect of the Purchased Trilon Shares sold and transferred hereby, and mail the same by registered mail or make available for delivery and deliver the same, in accordance with the instructions given below (or, if no instructions are given, in the name and to the address, if any, of the undersigned as the same appears on the securities register maintained by or on behalf of Trilon). Should any of the Purchased Trilon Shares not be purchased, the undersigned directs the Depositary to return the deposited certificates or new certificates representing the Purchased Trilon Shares not purchased (and other relevant documents) in accordance with the instructions in the preceding sentence.

   By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned and both of you shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'utilisation par le soussigne de la version anglaise de la lettre d'envoi, le soussigne et les destinataires sont reputes avoir requis que tout contrat atteste par l'offre telle qu'acceptee par la presente lettre d'envoi et tout autre document s'y rapportant, soient rediges exclusivement en anglais.

                           ELECTION FOR SHAREHOLDERS

 Under the Offer, the undersigned hereby elects to receive one or more of the following forms of consideration for the deposited Trilon Shares represented by the above certificate number(s). Shareholders may elect to receive a combination of cash, Brascan Shares and/or Brascan Non-Cumulative Preference Shares, Series 11 by distributing the total number of deposited Trilon Shares among Choice A, B and C below. The allocation of deposited Trilon Shares among Choice A, B and C is solely for the purpose of determining the form(s) of consideration to be received. Shareholders will receive the various forms of consideration in aggregate for all of the Trilon Shares deposited pursuant to this Letter of Transmittal.

                     CHOICE A - THE BRASCAN SHARES ELECTION

  I hereby allocate:

 --------------------     Trilon Shares to receive Brascan Shares, in the
  (insert number of       amount of 0.5 Brascan Shares for each Trilon Share
    Trilon Shares)        allocated under this Choice A by the undersigned
                          with this Letter of Transmittal.

                                     AND/OR

                          CHOICE B - THE CASH ELECTION

  I hereby allocate:

 --------------------     Trilon Shares to receive cash, in the amount of
  (insert number of       $17.00 (subject to adjustments as described in the
    Trilon Shares)        Offer) for each Trilon Share allocated under this
                          Choice B by the undersigned with this Letter of Transmittal.

                                     AND/OR

   CHOICE C - THE BRASCAN NON-CUMULATIVE CLASS A PREFERENCE SHARES, SERIES 11
                                    ELECTION

 I hereby allocate:

 --------------------     Trilon Shares to receive (a) Brascan Non-Cumulative
  (insert number of       Class A Preference Shares, Series 11, in the amount
    Trilon Shares)        of 0.678 of a $25.00 Brascan Non-Cumulative Class A
                          Preference Share, Series 11 for each Trilon Share and (b) cash, in the amount of $0.05 for each Trilon Share, allocated under this Choice C by the undersigned with this Letter of Transmittal.

 If none of the foregoing choices is made or the choice(s) are not properly made, the undersigned will be deemed to have elected to receive $17.00 in cash per Trilon Share.

 The total number of Trilon Shares allocated must equal the total number of Trilon Shares represented by the above certificate number(s).



     SECONDARY ELECTION FOR SHAREHOLDERS ELECTING TO RECEIVE BRASCAN SHARES

  OPTION TO RECEIVE CASH OR BRASCAN NON-CUMULATIVE CLASS A PREFERENCE SHARES,
                                   SERIES 11
                             AS CASH CONSIDERATION

 By checking the appropriate box below, Shareholders electing above to receive Brascan Shares but who will receive cash consideration if the pro ration adjustments described in the Offer apply, may elect to receive such consideration in the form of (a) $17.00 in cash per Trilon Share, or (b)
 0.678 of a $25.00 Brascan Non-Cumulative Class A Preference Share, Series 11 and $0.05 in cash per Trilon Share. Please check the appropriate box below to specify which form of consideration you wish to receive in lieu of Brascan Shares for your Trilon Shares (check only one):

                    [_] $17.00 in cash per Trilon Share

                        OR

                    [_] 0.678 of a $25.00 Brascan Non-Cumulative Class A
                        Preference Share, Series 11 and $0.05 in cash per Trilon Share

 If the undersigned has elected to receive Brascan Shares, but no box is checked above or this section is not otherwise properly completed, the undersigned will be deemed to have elected to receive $17.00 in cash per Trilon Share if the pro ration adjustments apply.



 SECONDARY ELECTION FOR SHAREHOLDERS ELECTING TO RECEIVE BRASCAN NON-CUMULATIVE
  CLASS A PREFERENCE SHARES, SERIES 11 AND WHO DO NOT WISH TO RECEIVE $0.05 IN
                                      CASH

 [_] By checking this box, a Shareholder electing to receive Brascan Non-
     Cumulative Class A Preference Shares, Series 11 will forego the $0.05 in cash per Trilon Share in all circumstances.

No fractional Brascan Shares or Brascan Non-Cumulative Class A Preference Shares, Series 11 will be delivered in exchange for Trilon Shares pursuant to the Offer. Rather, each Shareholder entitled to a fractional Brascan Share will receive a cash payment determined on the basis of $34.00 for each whole Brascan Share. Each Shareholder entitled to a fractional Brascan Non-Cumulative Class A Preference Share, Series 11 will receive a cash payment determined on the basis of $25.00 for each whole Brascan Non-Cumulative Class A Preference Share, Series 11.

The undersigned acknowledges that the consideration payable under the Offer and accordingly, this election, are subject to the provisions set forth in
Section 1 of the Offer with respect to the Maximum Share Consideration and Maximum Cash Consideration payable under the Offer. Brascan will pay no more than an aggregate of $388 million in cash under the Offer and will issue no more than an aggregate of 11.4 million Brascan Shares. No Brascan Non-Cumulative Class A Preference Shares, Series 11 will be issued unless Shareholders elect in the aggregate to receive at least the Minimum Series 11 Amount in issue price of such preference shares.

If a Shareholder delivers a Notice of Guaranteed Delivery and Election Form in respect of the Trilon Shares deposited with this Letter of Transmittal, the election (or deemed election) made in that notice as to the consideration to be received will supercede any election made in this Letter of Transmittal.


 FOR CANADIAN RESIDENT SHAREHOLDERS WHO ARE ELIGIBLE FOR AND DESIRE A CANADIAN
                                 TAX DEFERRAL

    By checking the box below, the undersigned: (i) requests a tax instruction letter; (ii) represents that the undersigned is an Eligible Holder (as defined below); (iii) acknowledges that it is the undersigned's responsibility to prepare and file the appropriate tax election(s) that will be described in the tax instruction letter and send such documents to the Depositary, so that they are received by the Depositary no later than 90 days after the Expiry Time; (iv) acknowledges that Brascan, Trilon and the Depositary are not responsible for the proper completion or filing of any tax election and that the undersigned will be solely responsible for the payment of any late filing penalty; (v) acknowledges that Brascan agrees only to execute any properly completed tax election form submitted to it in duplicate and to forward one copy of such tax election form executed by Brascan by ordinary mail to the undersigned; (vi) acknowledges that with the exception of the execution of the tax election forms by Brascan compliance with the requirements for a valid tax election will be the sole responsibility of the undersigned and that Brascan, Trilon and the Depositary are not responsible or liable for taxes, interest, penalties, damages or expenses resulting from the failure by anyone to properly complete any tax election or to file it properly within the time prescribed and in the form prescribed by the Income Tax Act (Canada) (the "Tax Act") (or the corresponding provisions of any applicable provincial legislation); and (vii) acknowledges that a deferral is only available in the circumstances described in the Offer to the extent the undersigned receives Brascan Shares and/or Brascan Non-Cumulative Class A Preference Shares, Series 11 in respect of Trilon Shares deposited herewith. Please see "Canadian Federal Income Tax Considerations" in the Circular.

    [_]Please check if you want and are eligible for a tax instruction letter.

    An "Eligible Holder" is a Shareholder: (i) who is a resident of Canada for purposes of the Tax Act other than any such Shareholder who is exempt from tax under the Tax Act, or (ii) which is a partnership that owns Trilon Shares if one or more of its members would be an Eligible Holder if such member held such Trilon Shares directly. Please see "Canadian Federal Income Tax Considerations" in the Circular.


Signature guaranteed by                  Dated: _______________________ , 2002
(if required under Instruction 3):


                                         _____________________________________
_____________________________________         Signature of Shareholder or
        Authorized Signature                          Authorized
                                          Representative - see Instruction 4


_____________________________________    _____________________________________
 Name of Guarantor (please print or      Name of Shareholder (please print or
                type)                                    type)


_____________________________________    _____________________________________
   Address (please print or type)         Name of Authorized Representative,
                                                     if applicable

_____________________________________           (please print or type)

                                         _____________________________________
                                              Daytime telephone number of
                                                      Shareholder
                                             or Authorized Representative

 A. REGISTRATION AND PAYMENT              B. DELIVERY INSTRUCTIONS
    INSTRUCTIONS

                                          SEND CHEQUE/CERTIFICATE (unless
 ISSUE CHEQUE/CERTIFICATE IN THE          BLOCK "D" below is checked) TO:
 NAME OF: (please print)
 -----------------------------------      -----------------------------------
               (Name)                                   (Name)
 -----------------------------------      -----------------------------------

 -----------------------------------      -----------------------------------
     (Street Address and Number)              (Street Address and Number)
 -----------------------------------      -----------------------------------
    (City and Province or State)             (City and Province or State)
 -----------------------------------      -----------------------------------
   (Country and Postal (Zip) Code)          (Country and Postal (Zip) Code)
 -----------------------------------

    (Telephone - Business Hours)

 -----------------------------------

     (Social Insurance or Social
          Security Number)


 C. U.S. RESIDENTS/CITIZENS               D. SPECIAL PICK-UP INSTRUCTIONS


    U.S. residents/citizens must          [_]HOLD CHEQUE/CERTIFICATE FOR
    provide their Taxpayer                   PICKUP
    Identification Number

   --------------------------------

 [_] CHECK HERE IF TRILON SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF
     GUARANTEED DELIVERY AND ELECTION FORM PREVIOUSLY SENT TO THE DEPOSITARY AND, IF SUCH NOTICE WAS SENT, COMPLETE THE FOLLOWING (please print or type):
 Name of Registered Holder:  _________________________________________________
 Date of Execution of Notice of Guaranteed Delivery and Election Form: _______ Name of Institution which Guaranteed Delivery: ______________________________


                                 INSTRUCTIONS

1. Use of Letter of Transmittal

   (a) This Letter of Transmittal, properly completed and signed, must be received by the Depositary together with the certificates representing the Trilon Shares in order for Shareholders to obtain the cheque and/or certificates evidencing the Brascan Shares and/or Brascan Non-Cumulative Class A Preference Shares, Series 11 to which they are entitled. Shareholders are urged to deliver their properly completed Letter of Transmittal, together with their certificate(s) representing Trilon Shares, for receipt by the Depositary on or before May 16, 2002.

   (b) The method used to deliver this Letter of Transmittal and any accompanying certificate(s) representing Trilon Shares is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received. Brascan recommends that the necessary documentation be hand delivered to the Depositary at one of the addresses specified below and a receipt obtained; otherwise the use of first class insured mail, with return receipt requested, is recommended. A pre-addressed security return envelope is enclosed for your convenience.

   (c) Shareholders whose Trilon Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in delivering those Trilon Shares.

2. Signatures

   This Letter of Transmittal must be filled in, dated and signed by the holder of Trilon Shares or by such holder's duly authorized representative (in accordance with Instruction 4 below).

   (a) If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s) for Trilon Shares, such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   (b) If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s) for Trilon Shares, or if a cheque or certificates representing Brascan Shares and/or Brascan Non-Cumulative Class A Preference Shares, Series 11 are to be issued to a person other than the registered owner(s):

       (i) such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney properly completed by the registered owner(s); and

       (ii) the signature(s) on such endorsement or power(s) of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3 below.

3. Guarantee of Signatures

   If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificates for Trilon Shares (in accordance with Instruction 2 above), such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

   An "Eligible Institution" means a Canadian chartered bank, a major trust company in Canada, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of The National Association of Securities Dealers or banks or trust companies in the United States.

4. Fiduciaries, Representatives and Authorizations

   Where this Letter of Transmittal is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of authority to act. Brascan or the Depositary, in their discretion, may require additional evidence of authority or additional documentation.

5. Delivery Instructions

   If any cheque(s) and/or any share certificate(s) are to be sent to someone other than the address of the Shareholder as it appears in this Letter of Transmittal, the box entitled "Delivery Instructions" should be completed. If that box is not completed, any cheque(s) and any share certificate(s) representing Brascan Shares and/or Brascan Non-Cumulative Class A Preference Shares, Series 11 issued in exchange for Trilon Shares will be mailed to the depositing Shareholder at the address of the Shareholder as it appears in this Letter of Transmittal or, if no address of the Shareholder is provided in this Letter of Transmittal, then it will be mailed to the address of the Shareholder as it appears on the securities register of Trilon.

6. Miscellaneous

   (a) If the space on this Letter of Transmittal is insufficient to list all certificates for Trilon Shares, additional certificate numbers and numbers of Trilon Shares may be included on a separate signed list annexed to this Letter of Transmittal.

   (b) If Trilon Shares are registered in diff erent names (e.g. "John Doe" and "J. Doe"), a separate Letter of Transmittal should be signed for each different registration.

   (c) No alternative, conditional or contingent deposits will be accepted and no fractional Brascan Shares or fractional Brascan Non-Cumulative Class A Preference Shares, Series 11 will be issued.

   (d) Additional copies of this Letter of Transmittal may be obtained from the Depositary at one of the offices specified below.

   (e) Before completing this Letter of Transmittal, you are urged to read the accompanying Offer and Circular.

   (f) Brascan reserves the right in its absolute discretion to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received.

7. Lost Certificates

   If a share certificate representing the Trilon Shares of a holder has been destroyed, lost, mutilated or mislaid, the registered holder of that certificate should immediately contact the Depositary at (416) 643-5500 in the Toronto area, or toll free at 1-800-387-0825, regarding the issuance of a replacement certificate upon the holder satisfying such requirements as may be imposed by Brascan in connection with the issuance of a replacement certificate.

8. Assistance

   CIBC MELLON TRUST COMPANY (SEE BACK COVER PAGE FOR ADDRESSES AND TELEPHONE NUMBERS) OR YOUR BROKER OR OTHER FINANCIAL ADVISOR WILL BE ABLE TO ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL.

           The Depositary for the Offer is CIBC Mellon Trust Company

                           Offices of the Depositary
                           Telephone: (416) 643-5500
                           Toll-Free: 1-800-387-0825

                              Inquiries by email:
                            inquiries@cibcmellon.com

                                    Toronto

                By Mail:                          By Hand or Courier:

             P.O. Box 1036                           199 Bay Street
     Adelaide Street Postal Station               Commerce Court West
              Toronto, ON                           Securities Level
                M5C 2K4                               Toronto, ON
                                                        M5L 1G9

                Montreal                                Calgary

          By Hand or Courier:                     By Hand or Courier:

         2001 University Street                    600 The Dome Tower
                Floor 16                         333 - 7th Avenue S.W.
              Montreal, PQ                              Floor 6
                H3A 2A6                               Calgary, AB
                                                        T2P 2Z1

                                   Vancouver

                              By Hand or Courier:

                           1066 West Hastings Street
                                   Suite 1600
                                 Vancouver, BC
                                    V6E 3X1

Any questions and requests for assistance may be directed by Shareholders to the Depositary at the telephone numbers and locations set out above.